SUMMARY PROSPECTUS | July 9, 2026

Virtus InfraCap Preferred and Income Securities ETF

(Ticker: VPFF)

a series of
ETFIS SERIES TRUST I

The Virtus InfraCap Preferred and Income Securities ETF (the “Fund”) is an exchange-traded fund (“ETF”). Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at https://www.virtus.com/investor-resources/etf-documents.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated July 9, 2026 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

VIRTUS InfraCap Preferred and Income Securities ETF

RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Virtus InfraCap Preferred and Income Securities ETF (the “Fund”) seeks to provide a high level of current income, with capital appreciation as a secondary goal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee(1)	0.80%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.80%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s investment adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 84	$263

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized, and, as of the date of this Prospectus, has not had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. preferred securities and hybrid securities. Hybrid securities are those that have characteristics of both equity and fixed income securities. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. The Fund considers an issuer to be in the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, the U.S.; (ii) the principal trading market for its securities is in the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S. The Fund also considers an issuer of preferred securities to be in the U.S. if it has at least 50% of its assets in U.S. preferred stock or a class of equity security that typically pay fixed or floating dividends to investors and have “preference” over common stock (but are subordinated to bonds), in that the company issuing the preferred and common stock must pay dividends to preferred stockholders before common stockholders, and, in the event of a bankruptcy or liquidation of the company’s assets, must put the claims of the preferred stockholders ahead of the claims of the common stockholders. The Fund may invest up to 10% of its total assets in foreign income securities.

The Fund’s portfolio will primarily consist of securities issued by companies with market capitalizations of over $100 million, which may include micro, small and mid-capitalization companies. For purposes of the Fund’s 80% investment policy, the Fund may invest in baby bonds (generally long-term, fixed-income senior debt securities that are issued in small denominations), senior notes, convertible securities, debt instruments, and other securities that have similar economic characteristics to preferred securities.

Although preferred stock represents an ownership interest in a company, preferred stockholders usually have no voting rights with respect to corporate matters of the issuer. Instead, preferred stock typically have rights and characteristics similar to debt instruments. The Fund may invest in all types of preferred stock, including, without limitation, floating and fixed-rate preferred stock, callable preferred stock, cumulative and non-cumulative preferred stock, convertible preferred stock and depositary preferred stock. Certain preferred stock may have call provisions, which entitle the issuer to redeem the stock at a predetermined price (i.e., the “call price”) after a specified date.

Infrastructure Capital Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), actively manages the Fund’s assets pursuant to a variety of quantitative, qualitative and relative valuation factors. The Sub-Adviser will typically evaluate potential investments with respect to certain key variables that the Sub-Adviser believes make a business successful over time, including, without limitation, a company’s competitive position, its perceived ability to earn a high return on capital, the historical and projected stability and reliability of its profits, its anticipated ability to generate cash in excess of its growth needs and its access to additional capital. In addition, when selecting preferred stock or other income-producing securities that are subject to a call provision, the Sub-Adviser generally seeks to underweight or eliminate those that trade above the call price and exhibit a low or negative yield-to-call (i.e., the rate of return that an investor would earn if the preferred stock or other income-producing securities was held until its call date).

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, from time to time, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in a particular sector. As of the date of this Prospectus, the Fund focused its investments in the real estate and financial sectors.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Preferred Securities Risk. There are special risks associated with investing in preferred securities (including baby bonds and senior notes), including:

●	Deferral and Omission. If the Fund owns preferred securities that includes provisions that permit the issuer to defer or omit distributions for a stated period without any adverse consequences to the issuer, the Fund may be required to report income for tax purposes although it has not yet received such income.

●	Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

●	Interest Rate. The prices of preferred securities typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Accordingly, increases in interest rates are likely to have a negative impact on the preferred stocks held by the Fund.

●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

●	Limited Voting Rights. Preferred securities may have no or limited voting rights with respect to the issuing company.

●	Special Redemption Rights. An issuer of preferred securities may redeem the securities prior to a specified date, which may negatively impact the return of the security held by the Fund.

Hybrid Securities Risk. Hybrid securities are subject to the risks of equity securities and risks of debt securities. The claims of holders of hybrid securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances even be more volatile than traditional equity securities. At the same time, hybrid securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains.

Convertible Securities Risk. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/ or price unfavorable to the Fund.

Extension Risk. The Fund invests in securities that may be subject to the risk that a rise in interest rates or credit spreads will extend the life of a security to a date later than the anticipated repayment date, causing the value of the investment to decrease.

Significant Position Risk. Based upon the implementation of the Sub-Adviser’s investment strategy, the Fund may hold and maintain a large position in a single security or a class of securities issued. As a result, the Fund’s performance could be significantly affected by changes in the value of the security or security class, and holding such positions may increase the overall volatility of Fund performance.

Micro, Small- and Mid-Capitalization Companies Risk. Micro, small and mid-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of micro. small and mid-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Large-Capitalization Stock Risk. The stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Foreign Investments Risk. Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the net asset value (“NAV”) of the Fund.

Operational and Technology Risks. Human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning that affect the Fund’s service providers, may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads, and may be delisted if it does not meet certain conditions of the Exchange, which could negatively impact the value of the Fund.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Active Management Risk. The Fund is actively managed and its performance reflects the investment decisions that the Sub-Adviser makes for the Fund. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

●	Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/ or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●	No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

●	Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

●	National Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that are closed when the securities exchange on which a Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). The impact of a closed foreign market on a Fund is likely to be greater where a large portion of a Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations may result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other ETFs that don’t hold foreign securities.

PERFORMANCE INFORMATION

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investments Advisers LLC is the Fund’s investment adviser (the “Adviser”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Infrastructure Capital Advisors, LLC as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Jay D. Hatfield (since May 2018) and Andrew Meleney (since February 2024).

PURCHASE AND SALE OF FUND SHARES

The Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund has elected and will continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.